SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2003

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25995 (Commission File Number)	97-4700410 (I.R.S. Employer Identification No.)

4 Cambridge Center, 3rd Floor, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)

Registrant’s telephone number, including area code: (617) 715-0200

     This Current Report on Form 8-K is filed by Nextera Enterprises, Inc., a Delaware corporation (“Nextera” or the “Company”), in connection with the matters described herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

10.1	Resignation letter dated as of January 9, 2003 by and among David Schneider and Nextera Enterprises, Inc.

Item 9. Regulation FD Disclosure.

             (a)    On February 5, 2003, David Schneider resigned his position as Chairman, Director and Chief Executive Officer of Nextera Enterprises, Inc., pursuant to the letter attached hereto as Exhibit 10.1

             (b)    On February 5, 2003, Nextera issued the press release attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2003		NEXTERA ENTERPRISES, INC.

	By:	/s/ MICHAEL P. MULDOWNEY Michael P. Muldowney Chief Financial Officer & Chief Operating Officer